On July 15, 2020, after its Board of Trustees received a demand letter from counsel to Saba Capital Management, L.P. and a hedge fund it advises (together "Saba"), Eaton Vance Senior Income Trust ("EVF") filed a complaint against Saba in Suffolk County Superior Court in Massachusetts seeking a declaratory judgment as to the validity of an amendment to its by-laws requiring trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected. Saba subsequently answered this complaint and asserted counterclaims for breach of contract and fiduciary duty against EVF and certain affiliates of EVF, including Eaton Vance Senior Floating-Rate Trust ("EFR"), Eaton Vance Floating-Rate Income Trust ("EFT"), Eaton Vance Limited Duration Income Trust ("EVV") and Eaton Vance Management, as well as the Board. The answer and counterclaims seek, with respect to each registered fund named as a counterclaim defendant, rescission of the above-referenced by-law provision, other by-law provisions related to "control share" acquisitions and related relief.

On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba's counterclaims.  On April 26, 2021, EFR, EFT and EVV filed counterclaims against Saba seeking declaratory judgment as to the validity of the above-referenced by-law amendments. The case number is 2084-cv-01533-BLS2.